Badger Meter, Inc. 2026 Investor Day May 21, 2026 NYC/Webcast

Welcome / Agenda



Barb Noverini
Senior Director – Investor Relations

Eastern Time Zone

7:30-8:30	Continental Breakfast	
8:30-8:35	Welcome/Agenda	Barb Noverini, Senior Director IR
8:35-8:50	Introduction/Key Messages	Ken Bockhorst, Chairman, President and CEO
8:50-9:15	Municipal Water-Customer Water Usage	Bob Wrocklage, EVP North America Municipal Utility
9:15-9:35	Municipal Water-*Beyond the Meter*	Kim Stoll, VP Customer Support/GM SmartCover and Matt Stuyvenberg, EVP SaaS, Global Commercial and International Utility
9:35-10:00	Unified Software Solutions	Matt Stuyvenberg, EVP SaaS, Global Commercial and International Utility
10:00-10:15	Break	
10:15-11:00	Customer-Centric Panel Discussion	Various
11:00-11:15	Financial Framework	Dan Weltzien, CFO and Treasurer
11:15-12:00	Q&A	All
12:00-1:00	Lunch/Guided Product Tours	

Short customer testimonial videos will play during speaker transitions

Safe Harbor / Forward Looking Statements Certain statements contained in this presentation as well as other information provided from time to time by Badger Meter, Inc. (the “Company”) or its employees, may contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those statements. The words “anticipate,” “believe,” “estimate,” “expect,” “think,” “should,” “could” and “objective” or similar expressions are intended to identify forward looking statements. All such forward-looking statements are based on the Company’s then current views and assumptions and involve risks and uncertainties. The Company’s results are subject to its ability to develop and manufacture technologically advanced products that are accepted by the market, supply chain risk, legal and regulatory risks, political and general economic risks, risks related to doing business in foreign countries, including foreign currency risk, competition for skilled employees, material and labor cost increases, competitive pricing and operating efficiencies, the effects of climate change, cybersecurity attacks and disruptions to our information technology and the successful integration of acquisitions. See the Company’s Form 10-K filed with the SEC for further information regarding risk factors, which are incorporated herein by reference. The Company disclaims any obligation to publicly update or revise any forward-looking statements as a result of new information, future events or any other reason. In this presentation certain non-GAAP financial measures may be used. Please see the supplemental financial schedules at the end of this presentation for a reconciliation to the appropriate GAAP measure.

Ken Bockhorst, Chairman, President and Chief Executive Officer Key Messages

Badger Meter Snapshot – Trusted Pure-Play Smart Water Solutions Provider Long history of water technology leadership and advancements 120+ Years of Innovation Valued and trusted experts with integrated portfolio of hardware-enabled software solutions driving advanced insights Global sales, manufacturing and technology-focused R&D centers to support customers Pure Play Water Global Presence $917M 2025 Sales 17% 2020-2025 Growth CAGR $218M 2025 EBITDA 24% 2025 EBITDA Margin 120% 2025 Free Cash Flow Conversion 33% 3-yr Avg ROIC

Today’s Key Messages Mission-critical water meter replacement demand provides a long-term durable growth foundation that is boosted by AMI Adoption and hardware-enabled recurring software Beyond the Meter1 technologies span the full water cycle, expanding value for both customers and shareholders Leveraging innovation and strategic portfolio evolution will continue to strengthen our competitive position in the essential and attractive smart water market Disciplined execution has already delivered strong and resilient growth… and we are in the early stages of a multi-decade digital transformation of the water sector 1 Collectively represents technologies outside of metering such as water quality, pressure & network monitoring, sewer line and collection system monitoring HSD = high single digit

Presenting Today Ken Bockhorst Chairman, President and Chief Executive Officer 2017 Bob Wrocklage Executive Vice President, North America Municipal Utility 2018 Dan Weltzien Vice President – Chief Financial Officer and Treasurer 2019 Matt Stuyvenberg Executive Vice President-SaaS, Global Commercial and Intl Utility 2007 Kim Stoll Vice President – Customer Support and General Manager – SmartCover 2008 Experienced and Proven Leadership Team Focused on Long-Term Customer, Employee and Investor Stakeholders Other Executive Officers Ed Callahan Vice President - Engineering 2026 Bill Bergum Vice President – General Counsel and Secretary 2003 Richard Htwe Vice President – Global Operations 2023 Sheryl Hopkins Vice President – Human Resources 2020 Christie Tarantino Vice President - Controller 2022

Mission-Driven and Values-Based Culture Metrics-Driven Continuous Improvement Execution Values and Metrics-Based Culture Supports Durable Business Outcomes and Customer Trust AAA MSCI ESG Rating Installed Base in 50+ Countries 5 R&D Centers >2,400 Employees 120+ Years of Operations GHG Emissions Intensity since 2020: < 55%

Badger Meter Maintains a Leadership Position in the Increasingly Attractive Water Sector Proprietary technologies with quality, reliability and resiliency advantages Value of data and analytics continues to increase with number of connections deployed in the field Incumbency advantage shared by long-standing peers in a rational market Competitive Moat and Attractive Industry Fundamentals Risk-averse customer base prefers incumbent providers, with platform changes infrequent absent strong references, proven performance and longstanding customer relationships Leadership Position in a Great Market Underscores Ability to Defend and Grow Share Differentiated Solutions Differentiated technologies Customer informed innovation Proprietary data & analytics Customer Loyalty Industry-leading, iconic brand Superior customer experiences Deep customer integration with high switching costs Recurring and durable customer value Switching Costs Network & Data Effects Intangible Assets Efficient Scale

Comprehensive Solutions - BlueEdge® Longstanding Secular Trends Support Need for Comprehensive Solutions to Deliver Critical and Essential Water Outcomes Revenue and Capacity Labor & Other Efficiencies Water / GHG Reduction Compliance Demand Growth & Scarcity Workforce Churn & Retirements Aging Infrastructure Elevated Customer Experience Regulations, Quality & Safety Efficiency Secular Drivers Customer Outcomes Suite of tailorable solutions for the management of water encompassing metering, AMI/Software and Beyond the Meter applications

Among Other Outcomes, Our Solutions Aid in Increasing Revenue, Lowering Costs and Improving System Performance, Enhancing the Business Case for Digital Transformation Our metering solutions improve the utility’s ability to capture all water for billing, for a relatively minor capital investment Labor, Energy and Chemicals Account for 60% of Utility Opex Our software and Beyond the Meter solutions are designed to address the largest and most frequent water utility costs Increased Revenue Reduced Non-Revenue Water Outcomes Lower Costs Improved Efficiency Outcomes

Innovation and Portfolio Evolution Have Unlocked a Large and Durable Market Opportunity Across the Water Cycle Source: Markets and Markets – Smart Water Management Market by Water Meters, Solutions, and Services – Global Forecast to 2030, Company Estimates Smart Water Market Size ~$25B* Hardware Software Current Adding Beyond the Meter applications grew TAM from $5B1 to $15B (60% of $25B) Municipal Water Usage captured ~$5B1 of TAM five years ago *Annual spend globally 1 - $5B largely comprised of Meters and Meter Data Management TAM

2010 2015 2020 2025 2030+ Launched Ultrasonic Meter / Mechanical Conversions Expanded Cellular Endpoint Installed Base and Software Attachment Strategic M&A Expands Offerings Beyond the Meter Badger Meter’s Strategic Evolution Is Designed to Capitalize on Multiple Growth Laneways Enabled by Technology Launched Innovative ORION® Cellular AMI Cemented Cellular AMI as the Industry Gold Standard for Water Continued Software/Analytics Enhance Digital Transformation Early Stages of a Multi-Decade Digital Transformation of the Water Sector AMI entirely fixed network-based Metering Mechanical to Static AMI Expanding Adoption + Software Beyond the Meter Platform Growth

The Early Stages of our Strategic Evolution, Primarily Driven by Cellular AMI, Drove Best in Class Financial Results Demonstrating Its Overall Effectiveness and Durability Revenue in Millions $ 17% CAGR Consolidated Sales Growth Revenue in Millions $ SaaS Revenue Growth 28% CAGR Operating Profit Margins 470 BPS Reduced PWC Intensity Primary Working Capital as a % of Sales 580 BPS Above Market Revenue Growth Premium Margins Increasing Recurring Revenue Disciplined Execution Importantly, the Evolution is Still Underway!

Our Value Creation Process is Straightforward and is Supported by Our Competitive Advantages within an Attractive Water Sector Constructive Industry Backdrop Durable macro trends support long-term digitization Demonstrated outcomes drive adoption Durable competitive advantages including Cellular AMI Long Growth Runway Market leader with expanding hardware-enabled software offerings Above market Cellular AMI adoption Beyond the Meter extensions Growing SaaS Growth-Focused Investments Strong cash flow and borrowing capacity Early phases of organic and inorganic strategic portfolio evolution Differentiated Execution Differentiated Cellular AMI expertise Positive structural sales mix and SEA leverage drive margins Exceptional Team Values-driven Customer-focused execution Continuous improvement focus across enterprise

Key Messages Reinforced… Mission-critical water meter replacement demand provides a long-term durable growth foundation that is boosted by AMI Adoption and hardware-enabled recurring software Beyond the Meter1 technologies span the full water cycle, expanding value for both customers and shareholders Leveraging innovation and strategic portfolio evolution will continue to strengthen our competitive position in the essential and attractive smart water market Disciplined execution has already delivered strong and resilient growth… and we are in the early stages of a multi-decade digital transformation of the water sector

Bob Wrocklage, EVP North America Municipal Utility Municipal Water – Customer Water Usage

Key Messages Municipal water digitization is a multi‑decade transformation, driven by enduring industry trends “Choice Matters” meter portfolio sustains core replacement-driven demand while enabling mix and margin upside Badger Meter’s Cellular AMI solution is the strategic gateway to share gains and enhanced returns Consultative sales approach curates the portfolio, drives customer outcomes and informs innovation priorities MSD=mid-single digit

Within the Water Cycle, our Principal Business Serves Municipal Utilities with Customer Water Usage Solutions Metering Mechanical to Static AMI Expanding Adoption + Software Growth Drivers

Monetizing the Meter Base through a Multi-Decade Conversion Utilizing a "Choice Matters" Approach

Metering
Mechanical to Static



Metering Conversion Opportunity…

…Supported by a Large Installed Base
(~100 metered connections)

~30% of meters in rational market

Anchored by replacement cycle avg of 12-15 yrs across 50K+ utilities

Stable, predictable LSD unit growth

…Driving Revenue Growth…

75% mechanical/25% ultrasonic today

ASP uplift of ~1.5-2X

…and Margin Uplift

R&D adds high-margin features and benefits

Automation to lower cost per unit

Above Market Volume Growth of Meter Units


7%
BMI CAGR
2-3% market growth
2020
2021
2022
2023
2024
2025
Meters

Cellular AMI is the Strategic Gateway to the Multi-Decade Digital Transformation in the Water Sector Sources: Berg Insight, AWWA, Mordor Intelligence, Company estimates Opportunity is not just manual read and AMR, but also early fixed network conversions to Cellular AMI 40% Cellular AMI (LTE-M / NB-IoT / 5G Fixed Network AMI (Proprietary RF) Automated Meter Reading (AMR) Manual Read Cellular Installed Base of U.S. Water Meter Connections by Reading Technology Type AMR 40% Manual Read 20% Badger Meter Cellular AMI Created a New Solution Category with Significant Runway Available Badger Meter introduced Cellular AMI in 2014 and technology traction began in late 2019 (indicative of slow moving/risk averse utilities) AMI as a reading category has been growing, and Badger Meter has gained share, replacing early fixed networks within the AMI category The Cellular AMI transition is a multi-decade trend Winning a Cellular AMI deployment can also lead to competitive meter displacements over time Cellular

Cellular AMI Adoption is a Significant Growth Driver with a Long Runway Significant AMI Conversion Opportunities… Manual to Cellular AMI AMR to Cellular AMI AMI 1.0 (fixed) to Cellular AMI 40% of meters have some form of AMI Chosen/Installed at meter replacement cycle …Supported by a Large Installed Base Rising endpoint to meter attachment rates Competitive conversions …Driving Revenue Growth… Accretive endpoint component margins 1:1 endpoint to software attachment …and Margin Uplift 7% BMI CAGR 21% BMI CAGR Unit Volume Growth of Cellular AMI Endpoints vs. Meters

Unique Direct and Consultative Sales Approach Accelerates BlueEdge Adoption from the Metering Foundation People Direct sales model with close customer proximity enabling “voice of customer” and informing innovation Build brand reputation by providing subject matter experts (many with utility sector backgrounds) Consultative selling helps utilities prioritize long-term capital and resource planning by curating products and services into use cases Customer Success Program drives outcomes ensuring realization of AMI ROI and acceleration of Beyond the Meter use cases Products and Solutions Utilities struggle to identify and implement use cases for smart water management – “Don’t know how or where to get started; no time to think about it.” Optimize portfolio for ease of use Show benefit of AMI and add Beyond the Meter solutions Channel Partners BlueEdge Partners act as an extension of Badger Meter offering products and services to deliver outcomes Installation and professional services to ensure outcomes Preferred Supplier Solutions Provider Trusted Advisor Strategic Partner

Metering and AMI Projects are Driven by Lifecycle Economics and Operating Outcomes, NOT Federal Funding Cycles Metering + AMI Projects Decision Drivers Funding Sources Rate base Municipal bonds Revenue bonds WIFIA (EPA supplemental financing) Enterprise funds State revolving funds Fixed life/regulation drives replacement schedule Accuracy/non-revenue water reduction Improving customer service/engagement Labor efficiency and other opex savings Asset condition Break/fix Capacity expansion Federal funding Stimulus Rate base Water Infrastructure (Pipes, Plants, Pumps) Decision Drivers Funding Sources Lower capex needs accommodate wide variety of budgets and funding sources

Across 50K+ Utilities, Individual Project Planning Cycles Can Vary Significantly with Some Taking Substantial Time from Initiation to Completion

Illustrative Example of Medium/Large Utility Timeline

Stage	Duration	Details	Revenue
Consultant/RFI	3-6 Months	• Influence spec • Incumbency advantage	
Funding Plan	1-2 Months	• Budget • Rate base • Bond • State/Federal	
RFP / Shortlist / Pilot	3-12 Months	• Broad RFPs • Shortlist/Pilot generally 2-3 providers	Pilot Revenue
Award	1-2 Months	• Protests can extend timing	
Contract	2-6 Months	• Negotiations • Sub-contractors	
Prep/Training	2-4 Months	• Installation crews • Software setup • Ancillary supplier coordination	
Ship/Install	24-36 Months	• Non-linear • Labor availability, ancillary suppliers and multiple other variables	Product Revenue
Post Deployment	10-15 Years		SaaS Revenue and Add On's

Many stages of planning and preparation contribute to pre-deployment timing variability

Total timeline can range from 1 to >5 years depending on utility size and project complexity

Turnkey or Supply Only can significantly alter this timeline

“Choice Matters” Approach to Support Customer-Directed Project Scope (Supply Only or Turnkey) Required to Meet Utility Needs

Subset of Awarded Projects as Discussed on Q1 2026 Earnings Call

Project	BMI Scope	# of Connections
PRASA	Supply Only	**1.6M**
Utility 2	Turnkey	**330K**
Utility 3	Supply Only	**210k**
Utility 4	Supply Only	**125k pilot / 600k total**
Utility 5	Supply Only	**125k pilot / 475k total**
Glendale, AZ	Turnkey	**65k**
Utility 7	Turnkey	**50k**
Utility 8	Turnkey	**45k**
Utility 9	Turnkey	**30k**

Supply Only

- Badger Meter supplies only meters, endpoints and software
- Installation and project management done by others (utility/consultant)
- Project pacing less easily influenced

Why Selected

- Less complex installation
- Utility has trusted installation partner
- Utility wants to self-install

Turnkey

- Badger Meter acts as prime contractor
- Project pacing more easily influenced
- “Pass-through” type revenue (ancillary materials, installation partner management, etc) can add up to 50% to revenue profile

Why Selected

- Installation involves significant complexity
- Confidence in Badger Meter project management
- Intensifying labor constraints
- Single source of supply for hardware and installation deployment

While Near-Term Project Pacing Can Be Variable, Long-Term Revenue Realization is Inevitable Shipment/Install Stage has more predictable pacing, but external variables remain Post deployment transition to recurring software revenue and other add-on sales Ramping Core Wind-Down SaaS SaaS+Add-Ons Illustrative Example of Supply-Only Project Revenue Timing

While Revenue Profiles Differ Between Turnkey and Supply Only, Demand is Consistent Including Underlying Installed Base and SaaS Expansion Ramping Core Wind-Down SaaS SaaS+Add-Ons Illustrative Example of Turnkey vs. Supply Only Project Revenue Timing Turnkey projects include “pass-through” type revenue such as: Ancillary products (meter boxes, pit lids, etc) Installation subcontractor management Warehouse rental, bonding & insurance, project management While this increases absolute revenue, the mix of project types over time can distort near-term comparisons Graph shows hypothetical progression of a turnkey project followed by a supply only project of similar connection scope Project timing push outs or uneven demand can exacerbate revenue gap 100K Turnkey Connections 100K Supply Only Connections Ramping Core Wind-Down SaaS SaaS+Add-Ons

Municipal water digitization is a multi‑decade transformation, driven by enduring industry trends “Choice Matters” meter portfolio sustains core replacement-driven demand while enabling mix and margin upside Badger Meter’s Cellular AMI solution is the strategic gateway to share gains and enhanced returns Consultative sales approach curates the portfolio, drives customer outcomes and informs innovation priorities Key Messages Reinforced… MSD=mid-single digit

Kim Stoll, GM SmartCover and VP Customer Success Matt Stuyvenberg, EVP SaaS, Global Commercial and International Utility Municipal Water – Beyond the Meter

Key Messages Beyond the Meter unlocks a large, early‑stage opportunity with multi‑decade upside Critical measurement needs create a wallet share expansion model within existing customers converting episodic hardware sales into recurring, high‑quality growth New customer acquisition and international expansion can also begin Beyond the Meter SmartCover and UDlive establish global leadership in an early-stage sewer and stormwater market with long runway Expert curation of our innovation and acquisition-built portfolio drives customer success DD=double digit

Extending our Growth Runway Through BlueEdge Expansion to Applications Beyond the Meter Differentiated Solutions Curated portfolio of best-in-class solutions Robust communication offerings/cellular expertise Low power - Low maintenance Customer Loyalty Trusted resource to extend share of wallet Solve critical challenges Software/analytics enhanced with added data Beyond the Meter Expands Global TAM by an Incremental $10B

Utilities See Value in Outcomes, not Specific Devices, therefore Integrated Solutions for Critical Use Cases are Investments, not Discretionary Spend Prioritize Pain Points Solve problems and drive ROI Support Utility Decision Making by tapping into an abundance of data Enable Adoption Grow faster than the market Cellular AMI adoption as the gateway Expanded services offerings to optimize realization of outcomes Software & Analytics – comprehensive OneNetwork offering Source: Journal AWWA May 2026

Creates entry point and ongoing touchpoints Introduction to software competencies Potential to convert to metering/Cellular AMI over time U.S. Non-Metering Customer BlueEdge Always Begins with a Critical Measurement and Outcome Need; Once Embedded, Additional Use Cases Result in Higher Incremental Revenue and Margins BlueEdge journey often starts with Meter + AMI core solutions Grow with utilities at their pace Optimization of software benefits Metering / AMI Customer Introduction to new customers Expand application use cases over time Utilization of Cellular backhaul and software International Customers Beyond the Meter Use Case Adoption Enables Visibility into the Water Cycle Not Previously Seen or Viewed Sporadically / Manually

Source water and custody transfer station (purchased water) critical to continuously monitor Currently, many utilities spot check quality manually, and “over-dose” treatment Ensuring water quality real time allows a utility to spend less money on purification chemicals, lower energy costs and deliver safer water In addition, event detection and notification allows the utility to respond promptly before further contamination occurs Source water monitoring is a global application and can sit outside metering/AMI Critical Use Case Example: Incoming Source Water Quality Monitoring Water Safety/Security Chemical Savings Energy Savings Source Water Use Case Outcomes

Critical Use Case Example: Limiting Water Loss While Providing Consistently Safe Drinking Water Water loss commonly occurs throughout the distribution network In addition, groundwater intrusion (e.g. crack in pipe) can introduce pathogens into drinking water causing public health concerns Preventing water loss and ensuring safe drinking water relies on continuous monitoring of system pressure and contaminants Trending and alerts, with GIS data, allow utility personnel to dispatch crews at targeted locations Distribution Network Use Case Safety Non-Revenue Water Reduction Labor Savings Outcomes

Critical Use Case Example: Meeting Discharge Standards and Toxic Gas Detection to Protect Worker Safety Wastewater treatment is a complex operational process requiring flow measurement, water quality monitoring and toxic gas detection Proactive monitoring for early event detection, odor control, pollution prevention, chemical management and the detection of toxic gas is critical for safety, extending asset life and reducing chemical/energy costs. Systems often connect to internal SCADA and require application programming interfaces (APIs) Wastewater Treatment Use Case Safety Extending Asset Lives Reduced Chemical/Energy Costs Outcomes

Critical Use Case Example: Preventing Costly and Damaging Sewer Overflows While Maximizing Energy Savings and Asset Life Extreme weather, fats, oils, and grease (FOG) blockages, and increased inflow and infiltration (I&I) can result in costly, dangerous sewer overflows These system failure events often trigger regulatory consequences Prevention requires real-time visibility of underground sewer system conditions which can inform cleaning schedules and other actions Collection System Use Case Compliance/Penalty Avoidance Longer Asset Life Capital Planning Outcomes

Newest Acquisition – UDlive: Combination with SmartCover Creates Global Leader in Sewer Line Monitoring Addressing Growing Global Utility Challenge

Advances International Expansion

- Adds to SmartCover's predominantly U.S. presence, securing a global leadership position for sewer line monitoring
- Provides additional growth lever for BlueEdge in select international markets

Provides Complementary Technological Capabilities

- Adds radar and cellular connectivity to SmartCover's ultrasonic and satellite capabilities
- Ultra-long battery life, industry-leading remote monitoring range and superior precision

Expands Laneways for Future Growth and Profitability

- Leverage Badger Meter sales network to accelerate municipal adoption of sewer line monitoring through BlueEdge suite of solutions
- Leverage Badger Meter's resources to improve operating costs
- Leverage communication expertise to advance and extend connectivity resilience

SMARTCOVER A Badger Meter® Brand

UDlive.io A Badger Meter® Brand


ACCELERATED UTILITY SOLUTIONS
Regulatory
Infrastructure
Climate
UK
PROVEN MARKET LEADER
STRATEGIC GLOBAL LEADERSHIP
US
UK

Converts 15-year episodic AMI project to continuous selling and adds stability to uneven AMI project pacing Expands value proposition increasing share of wallet and stickiness Robust growth opportunity with existing customers Can approach from non-meter position as well Limited SEA investment requirement More opportunity for sole source and repeatable sales Key Highlights Illustrative example of Beyond the Meter sales potential for a 50,000-connection utility* 4,500 similarly-sized utilities in the U.S. Beyond the Meter Applications Transform Episodic Hardware Sales into Ongoing Sales Opportunities at More Frequent Intervals Years AMI Hardware Deployment BEACON® + Beyond the Meter Hardware & Software Sales *Example based on composite of customers $5M $0 Beyond the Meter Platform Growth

Beyond the Meter unlocks a large, early‑stage opportunity with multi‑decade upside Critical measurement needs create a wallet share expansion model within existing customers converting episodic hardware sales into recurring, high‑quality growth New customer acquisition and international expansion can also begin Beyond the Meter SmartCover and UDlive establish global leadership in an early‑stage sewer and stormwater market with long runway Expert curation of our innovation and acquisition-built portfolio drives customer success Key Messages Reinforced… DD=double digit

Matt Stuyvenberg, EVP SaaS, Global Commercial and International Utility Unified Software Solutions

Key Messages Hardware-enabled software model converts installed base into a compounding annuity model OneNetwork unifies data and accelerates adoption of Beyond the Meter solutions Badger Meter owns mission-critical utility workflows, not just the hardware or an analytics layer Hardware-enabled software deepens competitive moats, even in the age of artificial intelligence Artificial Intelligence (AI) enhances outcomes DD=double digit

We Have Consistently Been Enhancing Our Replacement-Driven Model with High Margin, Hardware-Enabled, Recurring Revenue


Software Revenue ($M)
Revenue in Millions $
$175
$150
$125
$100
$75
$50
$25
$0
$21
5% of sales
28% CAGR
$74
8% of sales
~15% CAGR
$150
11-12% of sales
2020
2025
2030


2015
2020
2025
2030+
Launched Innovative Cellular AMI
Cemented Cellular AMI as the Industry Gold Standard for Water
Expanded Cellular Endpoint Installed Base with 100% Software Attachment
Beyond the Meter extends data capture and visibility across water cycle
AI Engine aids in optimizing outcomes

Better customer outcomes | Majority of SaaS revenue and growth is Cellular AMI | Increased customer stickiness

A Software Platform that Unifies Data from Across the Water Cycle into Actionable Insights that Support the Digital Transformation of Water Interconnected ecosystem of hardware-enabled software, not just a collection of devices Our investments in software support utilities’ shift from reactive to proactive system management Unifying interconnected sections of the water cycle speeds digitalization while enabling upsell and cross sell opportunities Badger Meter fully controls software offerings including design and support Software is the main touchpoint for nearly all utility personnel – aids stickiness AI benefits optimized utilizing the full data set (Badger Meter Cobalt® AI) Robust cybersecurity protocols Decreased reliance on system integrators Applications tailored to specific users Customer Benefits Key Features Metering/AMI Field Service Network Operations Consumer Engagement / Conservation Field Application Critical Utility Workflows Full native device management Provides visibility; enables proactivity Simple | Scalable | Sticky

BEACON®: Simplifying and Modernizing Meter Data Management (MDM) Meter data is the economic engine of the Utility and BEACON is the system of record Interfaces with Utility customer information system (CIS) and billing vendors creates closed-loop workflows Hardware device management increases stickiness and functionality 100% software connection to endpoint sale Utilized in both AMR and AMI customers with long runway for incremental revenues from upgrades/conversions Manufacturer agnostic – functions as MDM for competitive or mixed manufacturer systems Success in mission critical applications opens the door for applications Beyond the Meter BEACON: Value Proposition Increased labor efficiency Increased billing accuracy Enhanced visibility of system performance Outcomes AMR 40%

Cobalt: Leveraging AI to Enable Faster, More Effective Decision-Making for Our Customers Serving as An Accelerant to Adoption AI enables the processing of significant amounts of data quickly for improved actionability AI sits above devices—but it cannot sit outside the operating systems that utilities run on We own mission‑critical workflows where AI must operate inside the system to be useful We’ve launched Cobalt as our AI tool – currently lives in all software modules with continuous feature development Adds to the competitive moat Cobalt: Value Proposition AI insights reside within the platform to extract information that only Badger Meter can provide based on the data collected across thousands of utilities and millions of homeowners

EyeOnWater®: Connecting the Utility with the Consumer and Enabling Conservation at the Point of Use Consumer engagement and conservation increasing in importance to utilities Direct customer outreach and empowering consumer to view and manage their usage Utility notice capabilities for service disruptions and mass communications Incorporated into BEACON service unit fee in a fully integrated solution iOS, Android and web-enabled Premium feature development generates upsell opportunity EyeOnWater: Value Proposition Improved customer service/satisfaction Conservation Elimination of bill write-offs Outcomes

BEACON® Field: Putting the Power of BEACON into the Hands of Utility Field Service Personnel Recently released module with strong initial demand Map view for near-to-you device location and GPS updates Easy detection of devices inclusive of alerts, tampers and leaks Enabled with manual reading functionality Quick image upload for easy documentation Cobalt-enabled for easy access to troubleshooting and diagnostic information Device configuration, installation and troubleshooting support BEACON Field: Value Proposition Increased labor efficiency Fewer truck rolls Improved customer satisfaction Outcomes

OneNetwork: Hardware/Sensors/Instruments Unified Through a Common Data Backend and Single Sign On (SSO) Supporting Multiple Customer Outcomes Hardware-enabled software bringing insights on network performance to water operators Incorporates all Badger Meter sensors/devices as well as 3rd party sensors, Utility SCADA, and Utility GIS Fully integrated and interchangeable across software solutions Unifies and replaces legacy software platforms enabling a single application view of the entire distribution and collection network Provides software upsell for specialty modules in addition to current device-based model OneNetwork: Value Proposition Decreased service disruption Increased regulatory compliance Proactive network operations management Outcomes Device and Source Independent Utility GIS Utility SCADA 3rd Party Sensors INDUSTRY-LEADING ANALYTICS PLATFORM For all aspects of water and wastewater network management

Internal development teams utilize customer feedback to inform features and functionality Continuous device‑level data embedded in customer workflows, compounds value and improves decision-making Intelligence must compound within the system, not on top of it, to enhance outcomes Hardware-enabled or “physical-bound” systems defend against substitution Hardware-Enabled Software Deepens our Competitive Moat, Even in the Age of Software Only-Offerings and Artificial Intelligence 100% Attachment Rate of AMI Cellular Endpoint to Software Ensures Stickiness Switching Costs Network & Data Effects Intangible Assets Proprietary

Hardware-enabled software model converts installed base into a compounding annuity model OneNetwork unifies data and accelerates adoption of Beyond the Meter solutions Badger Meter owns mission-critical utility workflows, not just the hardware or an analytics layer Hardware-enabled software deepens competitive moats, even in the age of artificial intelligence Artificial Intelligence (AI) enhances outcomes Key Messages Reinforced… DD=double digit

Customer-Centric Panel Discussion

Panel Introductions

Panel Participants



Eric Larson
Senior Manager, Utility Solutions

Eric joined Badger Meter in 2022 bringing over 15 years of utility operational leadership. At Illinois American Water, he served as Senior Manager of Operations and Superintendent overseeing the transition from drive-by to AMI across eight different water systems. He managed over 75,000 water and 10,000 wastewater connections.



Trino Pedraza
Regional Manager, Sales

Trino joined Badger Meter in 2025 after serving as Executive Director of Public Works and Utilities for the city of Galveston, TX. His hands-on utility experience enables him to develop tailored solutions that address utility operational challenges. Trino's expertise spans AMI, software, large-scale CIP, SCADA, GIS, and smart grid integrations.



Joe DeVito
Senior Manager, Enterprise Solutions

Joe joined Badger Meter in 2019 bringing nearly 40 years of experience in the water industry from his beginnings as a plumber to his numerous leadership roles within the Beaufort-Jasper Water & Sewer Authority, as well as Mayor of Port Royal, SC. He is skilled in water and wastewater systems management.

Moderator



Morrice Blackwell
Senior Manager, Utility Solutions

Morrice is a 32-year Badger Meter employee with a career spanning engineering, marketing and sales. He partners with water utilities to develop customized hardware, software, and service solutions that drive both operational efficiency and long-term performance. Water utility and industry leaders rely on his comprehensive understanding of utility challenges.

Dan Weltzien, Chief Financial Officer and Treasurer Financial Framework

Key Messages Financial model designed for long-term durability; profitable growth Capital intensity low relative to growth opportunities Strong history of cash flow generation and returning cash to shareholders Successful track record of M&A augmenting the base business Capital allocation discipline and operational execution underpin long‑term shareholder returns Multiple, enduring revenue drivers underpinned by the digital transformation of the water sector HSD Organic Growth HSD = high single digit

Longstanding Capital Allocation Framework Drives Growth and Enhances Capital Return Internal Investment to support organic growth and sustain core business Return Cash to Shareholders growing the dividend annually in line with earnings and opportunistic share repurchases Accelerate acquisitions that align to strategy and return targets Strategic Allocation Priorities 5 Year Actual Capital Allocation 2021-2025

Demonstrated Low Capital Intensity Relative to Long-Term Growth Opportunities Internal Investment R&D Spend / % of Sales Capex Spend / % of Sales Reduced PWC Intensity Primary Working Capital as a % of Sales 580 BPS FCF Conversion Ultrasonic meter portfolio development Advancement of SaaS capabilities, insights and analytics ORION Cellular connectivity and longevity (eSim, multi-carrier) Capacity expansion, design for automation and operational efficiency Purpose built Beyond the Meter advancements 9% CAGR R&D Spend in Dollars as a % of Sales Capex Spend in Dollars as a % of Sales 13% CAGR Annual Target > 100% Net Income 2020-2025 Internal Investment Examples Free Cash Flow / Net Income

Capital Allocation Framework Balances Growth with Return of Capital to Shareholders Capital Return Dividends Increase annually in line with earnings 11% CAGR in annual dividend since 1992 Share Buybacks Flexible and Opportunistic – valuation driven $50M in shares repurchased through Q1 2026 with $115M remaining on the current share repurchase authorization Through Q1 2026 have repurchased 1.1% of outstanding shares Dividend Aristocrat – 33 Consecutive Years of Dividend Increases Dividends Share Buybacks Annual Dividend Growth Split Adjusted 11% CAGR

Strong Balance Sheet and Free Cash Flow Conversion Supports Disciplined High-Return Inorganic Growth

3 Acquisitions



Badger Meter ROIC vs. Water Peer Group Average
40%
35%
30%
25%
20%
15%
10%
5%
0%
19.5%
21.1%
28.1%
37.3%
34.5%
12.7%
13.8%
15.9%
17.5%
15.3%
2021
2022
2023
2024
2025
Badger Meter
Peer Group

ROIC is calculated as Operating Income * (1 - Effective tax rate (25%)) / (Shareholders' Equity + Debt - Cash)
Water Peer Group includes: Veralto, Watts Water, Franklin Electric, Mueller, Pentair, Ecolab, Zurn Elkay, Xylem

M&A Targeted Laneways Augment Digital Transformation of the Water Sector

- Targeted ROW Smart Water Expansion
- Additional Water Quality Parameters and Applications
- Further Sensor Capabilities Across Water Cycle
- Software Capabilities

~$500M of M&A "Dry Powder"

Cash + leverage comfort zone of 1.5-2.5X of EBITDA

History Shows Us the Demonstrated Durability of the Long-Term Business Model Despite Quarterly Variability Inherent in the Business Pre-AMI: LSD Growth with Short-Cycle Variability Aurora & Columbia as first significant Cellular AMI wins JEA, OUC, PCU, Galveston project cohort Cellular AMI Launch

At a High Level, the Activity Funnel Provides Long-Term Revenue Visibility Despite Short Term Variability Know the end-of-life window for all utilities/attractive target lists managed Consultant relationships/RFI activity preview to upcoming projects and influence specs Beyond the Meter activities at prospective AMI customers Active RFPs/Pilots in process Awarded projects in plan with estimated phasing/duration Consultant/RFI RFP/Pilots Awarded Commenced End of Life/Regulatory Timing at 50K+ Utilities

Confidence in Revenue Outlook for the Second Half of 2026 and Beyond Shaped by Current Subset of Awarded Projects Project BMI Scope # of Connections Primary Funding Source Initial Indication of Award Approximate Deployment Start PRASA Supply Only 1.6M Federal (FEMA) Q2 2025 2H’26 Utility 2 Turnkey 330K Utility CIP* Q2 2025 Late ‘26 → Scale ’27 Utility 3 Supply Only 210k Utility CIP* Q4 2023 2H’26 Utility 4 Supply Only 125k pilot / 600k total Rate case Q4 2024 Late ‘26 → Scale ’27 Utility 5 Supply Only 125k pilot / 475k total Rate case Q4 2025 2H ‘26 → Scale ’27 Glendale, AZ Turnkey 65k Revenue bond / grant Q1 2025 2H’26 Utility 7 Turnkey 50k CIP* / grant Q4 2024 2H’26 Utility 8 Turnkey 45k Utility CIP* Q4 2024 2H’26 Utility 9 Turnkey 30k Utility CIP/ WIFIA Q1 2024 2H’26 ~2.6M to 3.6M awarded connections to be deployed over multiple years Strength of ORION Cellular AMI Solution Illustrated By: 7 of 9 projects are full or partial competitive meter conversions 4 of 9 projects represent manual-read to Cellular AMI 2 projects are multi-state platform standardizations of mixed meter and communications systems Representative projects span municipal (of all sizes) and investor-owned utilities CIP = Capital Improvement Plan Summary Information for these Subset of Awards

Multiple Laneways Support Badger Meter's High Single Digit 5-Year Organic Revenue Growth Outlook



DD SaaS Growth
Growing Cellular AMI installed base
DD *Beyond the Meter* Growth
Growing wallet share
MSD Customer Water Usage Growth
Meter ASP lift
Cellular AMI adoption
Share gains
LSD Flow Instrumen-tation Growth
GDP-like

LSD=low-single digit MSD=mid-single digit DD=double digit



$426M
$21M
$325M
$80M
17% CAGR
$917M
$74M
$93M
$650M
$100M
6-8% CAGR
$1.25 - $1.35B
DD
DD
MSD
LSD
2020
2025
2030
Flow Instrumentation
Customer Water Usage
Beyond the Meter
SaaS

Demonstrated Improvement in Gross Margins Over Time with Structural Mix and Other Drivers More Than Offsetting Macro-Related Cost Pressures Structural Mix Benefits Mechanical to Static metering AMI Cellular endpoint adoption Beyond the Meter hardware SaaS/recurring revenue Value-based Pricing Manufacturing Efficiency/Productivity SEA Leverage Margin Drivers + Input Costs Commodities (Copper/Tin/Bismuth) Resins Electronic components Turnkey "Pass-Through" Revenue Tariff Pressures Margin Pressures - 39-42% Normalized Range Gross Margin Normalized Range of 39-42% in Current Environment

ASP lift from meter conversion Ongoing Cellular AMI adoption Recurring SaaS Growth of Beyond the Meter Financial Modeling Framework Built for High-Quality Returns Compounding From the 2025 base year Selling, engineering and administration expenses Structural Mix Cost efficiencies/ productivity Gross margin expansion SEA2 leverage Earnings growth Opportunistic share repurchases Capital allocation discipline Low capital intensity Conservative leverage comfort zone >100% Free Cash Flow Conversion 1.5-2.5X Net Debt to EBITDA leverage 10-15% EPS Growth 25-30% EBITDA Incrementals 39-42% Gross Margins 6-8% Revenue CAGR1

Why Invest in Badger Meter? 67 Long-Term Shareholder Value Creation with Favorable Demand and Industry Dynamics Supporting Multi-Decade Digital Transformation of the Water Sector Constructive Industry Backdrop Durable macro trends support long-term digitization Demonstrated outcomes drive adoption Durable competitive advantages including Cellular AMI Long Growth Runway Market leader with expanding hardware-enabled software offerings Above market Cellular AMI adoption Beyond the Meter extensions Growing SaaS Growth-Focused Investments Strong cash flow and borrowing capacity Early phases of organic and inorganic strategic portfolio evolution Differentiated Execution Differentiated Cellular AMI expertise Positive structural sales mix and SEA leverage drive margins Exceptional Team Values-driven Customer-focused execution Continuous improvement focus across enterprise

GAAP to Non-GAAP Reconciliations

GAAP to Non-GAAP Reconciliations